United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2011

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        On November 17, 2011, Mr. Douglas H. Yaeger advised the Board of Directors of The Laclede Group, Inc. that as part of his plans to retire as Chief Executive Officer on February 1, 2012, he further intends to retire as Chairman and a member of the Board of Directors on that same date.  Mr. Yaeger was most recently reelected by shareholders to a term expiring at the annual meeting in January 2013.

Item 7.01 Regulation FD Disclosure.

On November 21, 2011, the Company issued a press release announcing Mr. Yaeger’s intent to retire from the Board of Directors effective February 1, 2012.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated November 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: November 21, 2011	By:	/s/Suzanne Sitherwood
Suzanne Sitherwood President

LACLEDE GAS COMPANY
Date: November 21, 2011	By:	/s/Mark D. Waltermire
Mark D. Waltermire Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated November 21, 2011.